UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 24, 2026

INTERNATIONAL BATTERY METALS LTD.
(Exact Name of Registrant as Specified in Charter)

British Columbia, Canada	333-286616	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

12 Greenway Plaza, Suite 1100 Houston, Texas 77046 (Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (832) 683-8839
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Shares, no par value	IBAT	TSX Venture Exchange
Common Shares, no par value	IBATF	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the ExchangexActx☐

Item 4.01 Changes in Registrant's Certifying Accountant.

On June 24, 2026, the Audit Committee (the “Audit Committee”) of the Board of Directors of International Battery Metals Ltd. (the “Company”) dismissed CBIZ CPAs P.C. (“CBIZ CPAs”) as the Company’s independent registered public accounting firm, effective immediately, and approved the engagement of Grant Thornton LLP (“Grant Thornton”) as the Company’s independent registered public accounting firm to audit the Company’s financial statements for the fiscal year ending March 31, 2027, effective immediately. CBIZ CPAs was notified of the dismissal on June 24, 2026.

CBIZ CPAs’ reports on the Company’s consolidated and combined financial statements as of March 31, 2026 and 2025 and for each of the fiscal years in the two-year period ended March 31, 2026 did not contain an adverse opinion or a disclaimer of opinion, nor were qualified or modified as to uncertainty, audit scope or accounting principles.

During the fiscal years ended March 31, 2026 and 2025, and during the subsequent interim period through June 24, 2026, (i) there were no disagreements (within the meaning of Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto) between the Company and CBIZ CPAs on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements, if not resolved to CBIZ CPAs' satisfaction, would have caused CBIZ CPAs to make reference to the subject matter of the disagreements in connection with its report on the Company's consolidated and combined financial statements for the relevant year, and (ii) there was one reportable event (as defined by Item 304(a)(1)(v) of Regulation S-K): during the fiscal year ended March 31, 2025, management identified a material weakness in the Company's internal control over financial reporting relating related to our failure to design or maintain sufficient controls over the capitalization of capital assets or the initial determination and reassessment of their useful lives. The Company has disclosed this material weakness in its Registration Statement on Form S-1 for the fiscal year ended March 31, 2025. The Company subsequently remediated this material weakness during the fiscal year ended March 31, 2026, as described in its Annual Report on Form 10-K for that year.

During the fiscal years ended March 31, 2026 and 2025, and during the subsequent interim period through June 24, 2026, neither the Company nor anyone on its behalf consulted with Grant Thornton regarding (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated and combined financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, (ii) any matter that was either the subject of a disagreement (as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto), or (iii) any reportable event (as described in Item 304(a)(1)(v) of Regulation S-K).

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided CBIZ CPAs with a copy of the disclosure set forth above and requested that CBIZ CPAs furnish the Company with a letter addressed to the SEC stating whether CBIZ CPAs agrees with the statements made by the Company in the disclosure, and, if not, stating the respects in which it does not agree. A copy of CBIZ CPAs' letter is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
16.1	Letter from CBIZ CPAs P.C. to the Securities and Exchange Commission dated June 30, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

International Battery Metals LTD.

/s/ Michael Rutledge	June 30, 2026
Michael Rutledge	Date
Chief Financial Officer